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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                         pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 4, 2002


                                 SONICWALL, INC.

        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


California                            000-27723                       77-0270079
(State or Other Jurisdiction    (Commission File Number)        (I.R.S. Employer
of Incorporation)                                         Identification Number)


                              1143 Borregas Avenue
                           Sunnyvale, California 94089
                                 (408) 745-9600

           -----------------------------------------------------------
               (Address, including zip code and telephone number,
                         of principal executive offices)


ITEM 5. OTHER EVENTS.

On April 4, 2002 SonicWALL announced its preliminary financial results for the fiscal quarter ending March 31, 2002. A portion of SonicWALL's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to SonicWALL's business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Portion of Press Release dated April 4, 2002 relating to the March 31, 2002 preliminary quarterly results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2002


                                 SONICWALL, INC.

                                 By: /s/ Michael J. Sheridan

                                 Michael J. Sheridan
                                 Senior Vice President of Strategy, and Chief
                                 Financial Officer

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                               INDEX TO EXHIBITS

Exhibit Number     Description

   99.1 Portion of Press Release dated April 4, 2002 relating to the March 31, 2002 preliminary quarterly results.